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                                                                    EXHIBIT 10.2

SUMMARY OF COMPENSATION AND PERFORMANCE GOALS AND BUSINESS CRITERIA FOR PAYMENT OF INCENTIVE AWARDS

      Compensation

                                                                   ANNUAL SALARY
                                                                   -------------
Julia A. Harper, Vice President of Corporate Operations              $240,000

Brian Bronson, Chief Financial Officer                               $261,000

      Incentive Awards

      Bonus targets are set between the 50th and 75th percentile of market data as an average. The officers were assigned the following target annual bonus amounts:

                                                                   TARGET ANNUAL
                                                                   BONUS AMOUNT
                                                                   ------------
Julia A. Harper, Vice President of Corporate Operations               $160,000
Brian Bronson, Chief Financial Officer                                $121,000
Keith Lambert, Vice President of Manufacturing Operations             $100,000

       Actual bonus payouts are calculated and paid semi-annually and are based on achievement of planned operating income, as well as the following parameters:

PARAMETER               PAYOUT                                        WEIGHT
-------------------     ----------------------------------          -----------
Individual objectives   Payout from 0 - 200% based on results           50%

Design win target       Payout from 0 - 200% based on results           20%

Revenue target          Payout from 0 - 200% based on results           15%

Gross margin target     Payout from 0 - 200% based on results           15%
